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                                                                      Exhibit 99


Item 7C Financial Statements and Exhibits

     The following are filed as Exhibits to the Registrant's Registration Statement File No. 33-60351.

 4-d* --Form of Indenture to be used by the Company to issue debt in series (To be used with Standard Indenture Provisions (1995-A Edition)). (Exhibit 4 to No. 33-63661)

 4-e* --BellSouth Telecommunications, Inc. Standard Indenture Provisions (1995-A
        Edition). (Exhibit 4-a to No. 33-63661)

 4-f* --Form of Supplemental Indenture to be used by the Company to issue debt in series (To be used with Standard Indenture Provisions (1995-A Edition)). (Exhibit 4-b to No. 33-63661)

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* Previously filed with the Securities and Exchange Commission and incorporated by reference herein.